RIGHT OF USE ASSETS (Tables)	9 Months Ended
Sep. 30, 2025
RIGHT OF USE ASSETS
Schedule of nature and movements of Right of use assets

	September 30,
	2025	2024
At the beginning of the year	599,242	572,872
Acquisitions through business combination (*)	142,542	—
Increase	140,390	218,871
Net carrying value of decreases	(5,286)	(698)
Currency translation adjustments	6,788	(19,217)
Amortization of the period	(190,881)	(185,262)
At the end of the period	692,795	586,566

(*) See Note 16.